                                                                   Exhibit 10.16

                                    GUARANTY
                                    --------

                  This GUARANTY, dated as of March 1, 2002, is made by each of the Persons listed on the signature pages hereto, together with each other Person who may become a party hereto pursuant to Section 16 of this Guaranty
                                                 ----------
(collectively, the "Guarantors" and each, a "Guarantor"), jointly and severally
                    ----------               ---------
in favor of Wells Fargo Bank, National Association, as Administrative Agent for the benefit of the Lenders (and their respective successors and assigns) that are party to the Credit Agreement referred to below, with reference to the following facts:

                                    RECITALS
                                    --------

                  A. Pursuant to that certain Credit Agreement dated as of March 1, 2002 entered into among West Marine Finance Company, Inc., a California corporation ("Borrower"), the Lenders therein named, and Wells Fargo
                         --------
Bank, National Association, as Administrative Agent for the Lenders (said Credit Agreement, as it may hereafter be amended, extended, renewed, supplemented, or otherwise modified from time to time, being the "Credit
                                                                  ------
Agreement"), the Lenders are making certain credit facilities available to
---------
Borrower.

                  B. As a condition to the availability of such credit facilities, Guarantors are required to enter into this Guaranty and to guaranty the Guaranteed Obligations as hereinafter provided.

                  C. Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Borrower, as the result of financial or business support which will be provided to the Guarantors by Borrower.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in order to induce Lenders to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Guarantors hereby represent, warrant, covenant, agree and guaranty as follows:

                  1.  Definitions. This Guaranty is the Guaranty referred to in
                      -----------
the Credit Agreement and is one of the Loan Documents. Terms defined in the Credit Agreement and not otherwise defined in this Guaranty shall have the meanings given those terms in the Credit Agreement when used herein and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

                  "Bank" means the Administrative Agent (acting as the
                   ----
                  Administrative Agent and/or on behalf of the Lenders), and the Lenders, and each of them, and any one or more of them. Subject to the terms of the Credit Agreement, any right, remedy, privilege or power of Bank may be exercised by the Administrative Agent, or by the Requisite Lenders, or by any Lender acting with the consent of the Requisite Lenders.

                  "Guarantied Obligations" means any and all present and future
                   ----------------------
                  Obligations of any type or nature of Borrower or any other Obligor to Bank arising under or related to the Loan Documents and/or any one or more of them, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of
                                               ---------
                  performance as well as obligations of payment, and including
                                                                     ---------
                  interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, any Guarantor or any other Person.

                  "Guaranty" means this Guaranty, and any extensions,
                   --------
                  modifications, renewals, restatements, reaffirmations, supplements or amendments hereof, including, without
                                                    ---------
                  limitation, any documents or agreements by which additional Guarantors become party hereto.

                  2.  Guaranty of Guarantied Obligations. Guarantors hereby,
                      ----------------------------------
jointly and severally, irrevocably, unconditionally guaranty and promise to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or
      ---------
extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

                  3.  Nature of Guaranty.  This Guaranty is irrevocable and
                      ------------------
continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

                  4.  Relationship to Other Agreements. Nothing herein shall in
                      --------------------------------
any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by any Guarantor or applicable to any Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Credit Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Guaranty and are incorporated herein by this reference, including without limitation the covenants and negative covenants that apply to Borrower, Parent and their Subsidiaries as set forth in the Credit Agreement and the negative pledge set forth in Section 6.9 of the Credit Agreement.

                  5.  Subordination of Indebtedness of Borrower to Guarantors
                      -------------------------------------------------------
to the Guarantied Obligations.  Each Guarantor agrees that:
-----------------------------

                           (a) Any indebtedness of Borrower now or hereafter
owed to any Guarantor hereby is subordinated to the Guarantied Obligations.

                           (b) If the Administrative Agent so requests after
the occurrence and during the continuance of an Event of Default, any such indebtedness of Borrower now or hereafter owed to any Guarantor shall be collected, enforced and received by such Guarantor as trustee for Bank and shall be paid over to the Administrative Agent in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of such Guarantor under the other provisions of this Guaranty.

                           (c) Should such Guarantor fail to collect or enforce
any such indebtedness of Borrower now or hereafter owed to such Guarantor and pay the proceeds thereof to the Administrative Agent in accordance with Section
                                                                        -------
5(b) hereof, the Administrative Agent as such Guarantor's attorney-in-fact may
----
do such acts and sign such documents in such Guarantor's name as the Administrative Agent reasonably considers necessary or desirable to effect such collection, enforcement and/or payment.

                  6.  Statutes of Limitations and Other Laws. Until the
                      --------------------------------------
Guarantied Obligations shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to Bank hereunder shall continue to exist and may be exercised by Bank at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Each Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Laws.

                  7.  Waivers and Consents. Each Guarantor acknowledges that the
                      --------------------
obligations undertaken herein involve the guaranty of obligations of Persons other than such Guarantor and, in full recognition of that fact, consents and agrees that Bank may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including any increase or decrease of the rate(s) of interest
              ---------
thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Loan Documents to which such Guarantor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Bank in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to Bank or by operation of applicable Laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (i) consent to the merger, change or any other restructuring or termination of the corporate or other existence of Borrower, any Guarantor or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

                  Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may enforce this Guaranty independently as to each Guarantor and independently of any other remedy or security Bank at any time may have or hold in connection with the Guarantied Obligations. Each Guarantor expressly waives any right to require Bank to marshal assets in favor of Borrower, and agrees that the Administrative Agent may proceed against Borrower, or upon or against any security or remedy, before proceeding to enforce this Guaranty, in such order as it shall determine in its sole and absolute discretion. the Administrative Agent may file a separate action or actions against Borrower and/or any Guarantor without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantors agree that Bank and Borrower and any Affiliates of Borrower may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty. Bank's rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by Bank upon the bankruptcy, insolvency or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of Bank created or granted herein and the enforceability of this Guaranty with respect to Guarantors at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other guarantor or surety or any other Person and whether or not Borrower or any other Person shall have any personal liability with respect thereto. Each Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Person with respect to the Guarantied Obligations (other than payment and satisfaction in full), (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Person (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of Bank to marshal assets in favor of Borrower or any other Person, (e) any act or omission of Bank or others that directly or indirectly results in or aids the discharge or release of Borrower or any other Person or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise, (f) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,

(g) any failure of Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (h) the election by Bank, in any bankruptcy proceeding of any Person, of the application or non-application of
Section 1111(b)(2) of the United States Bankruptcy Code, (i) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (j) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (k) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (l) the avoidance of any Lien in favor of Bank for any reason, (m) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding,
(n) to the extent permitted, the benefits of any form of one-action rule under any applicable Law, or (o) any action taken by Bank that is authorized by this Section or any other provision of any other Loan Document. Each Guarantor waives all rights and defenses arising out of an election of remedies by Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations, provided that nothing in this Section shall be construed to prevent Borrower or any Guarantor from pursuing any claim it may have against Bank or any other Person in an independent action in such court of law or otherwise as Borrower or such Guarantor may deem appropriate.

                  8.  Condition of Borrower and its Subsidiaries. Each
                      ------------------------------------------
Guarantor represents and warrants to Bank that each Guarantor has established adequate means of obtaining from Borrower, Parent and their Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower, Parent and their Subsidiaries and their Properties, and each Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower, Parent and their Subsidiaries and their Properties. Each Guarantor hereby expressly waives and relinquishes any duty on the part of Bank (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower, Parent or their Subsidiaries or their Properties, whether now known or hereafter known by Bank during the life of this Guaranty. With respect to any of the Guarantied Obligations, Bank need not inquire into the powers of Borrower, Parent or any of their Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

                  9.  Waiver of Rights of Subrogation. Notwithstanding anything
                      -------------------------------
to the contrary elsewhere contained herein or in any other Loan Document to which any Guarantor is a Party, but subject to the second to last sentence of this Section, Guarantors hereby expressly waive with respect to Borrower and its successors and assigns (including any
                            ---------
surety) and any other Person which is directly or indirectly a creditor of Borrower or any surety for Borrower, any and all rights at Law or in equity to subrogation, to reimbursement, to exoneration, to contribution (except as
                                                                ------
specifically provided in Section 10 below), to setoff or to any other rights
                         ----------
that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantors may have or hereafter acquire against Borrower or any other such Person in connection with or as a result of Guarantors' execution, delivery and/or performance of this Guaranty or any other Loan Document to which any Guarantor is a party. Guarantors agree that they shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any
                                                            ---------
surety) which is directly or indirectly a creditor of Borrower or any surety for Borrower, either directly or as an attempted setoff to any action commenced against Guarantors by Borrower (as borrower or in any other capacity), Bank or any other such Person. Unless the Guarantied Obligations shall at any time be secured by a pledge of Property by Borrower, Parent or any of their Subsidiaries subsequent to the date of this Guaranty, the waiver of rights and agreement not to assert rights contained herein shall terminate upon full satisfaction and payment of all non-contingent Guaranteed Obligations. Guarantors hereby acknowledge and agree that this waiver is intended to benefit Borrower and Bank and shall not limit or otherwise affect Guarantors' liability hereunder, under any other Loan Document to which any Guarantor is a party, or the enforceability hereof or thereof.

                  10. Right of Contribution. Each Guarantor hereby agrees that
                      ---------------------
to the extent that a Guarantor shall have paid more than its proportionate share of all payments made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of all such payments. The provisions of this
Section 10 shall in no respect limit the obligations and liabilities of any
----------
Guarantor to Bank, and, subject to the provisions of Section 15 below, each
                                                     ----------
Guarantor shall remain liable to Bank for the full amount guaranteed by such Guarantor hereunder. The "proportionate share" of any Guarantor shall be a fraction (which shall in no event exceed 1.00) the numerator of which is the excess, if any, of the fair value of the assets of such Guarantor over a fair estimate of the liabilities of Guarantor and the denominator of which is the excess (but not less than $1.00) of the fair value of the aggregate assets (without duplication) of all Guarantors over a fair estimate of the aggregate liabilities (without duplication) of all Guarantors. All relevant calculations shall be made as of the date such Guarantor became a Guarantor.

                  11. Understandings With Respect to Waivers and Consents. Each
                      ---------------------------------------------------
Guarantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, Bank or others, or against any collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. Each Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable Law, this Guaranty and such waivers and consents shall be effective to the maximum extent permitted by Law.

                  12. Representations and Warranties; Covenants. Each Guarantor
                      -----------------------------------------
hereby makes each and every representation and warranty and agrees to each and every covenant and negative covenant applicable to such Guarantor set forth in
Article 4, Article 5 and Article 6 of the Credit Agreement as if set forth in
---------  ---------     ---------
full herein.

                  13. Costs and Expenses. Each Guarantor agrees to pay to the
                      ------------------
Administrative Agent all costs and expenses (including, without limitation,
                                             ---------
reasonable attorneys' fees and disbursements) incurred by the Administrative Agent in the enforcement of this Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including
                                                                     ---------
reasonable attorneys' fees and disbursements (including, without duplication, the reasonably allocated cost of legal counsel employed by Bank), incurred or paid by Bank in exercising any right, privilege, power or remedy conferred by this Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to Bank by each Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Credit Agreement.

                  14. Construction of this Guaranty. This Guaranty is intended
                      -----------------------------
to give rise to absolute and unconditional obligations on the part of each
                             -------------
Guarantor; hence, in any construction hereof, notwithstanding any provision of
                                              --------------------------------
any other Loan Document to the contrary, this Guaranty shall be construed
---------------------------------------
strictly in favor of Bank in order to accomplish its stated purpose.

                  15. Liability. Notwithstanding anything to the contrary
                      ---------
elsewhere contained herein or in any other Loan Document to which any Guarantor is a Party, the aggregate liability of all Guarantors hereunder for payment and performance of the Guarantied Obligations shall not exceed an amount which, in the aggregate, is $1.00 less than that amount which if so paid or performed would constitute or result in a "fraudulent transfer", "fraudulent conveyance", or terms of similar import, under applicable state or federal Law, including without limitation, Section 548 of the United States Bankruptcy Code. The liability of each Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and each Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part (whether it be another Guarantor under this instrument or not) shall not affect the continuing liability of any Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by each Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.

                  16. Joinder. Any other Person may become a Guarantor under
                      -------
and become bound by the terms and conditions of this Guaranty by executing and delivering to Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A, accompanied by such documentation as
                            ---------
Administrative Agent may reasonably
require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Guaranty, and the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf.

                  17. WAIVER OF JURY TRIAL. EACH GUARANTOR EXPRESSLY WAIVES ITS
                      --------------------
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED OR INCIDENTAL TO THIS GUARANTY, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM, DEMAND,
ACTION OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY ARE WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR
MODIFICATIONS TO THIS GUARANTY, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. ANY PARTY HERETO (OR BENEFICIARY HEREOF) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  18. Counterparts.  This Guaranty may be executed in one or
                      ------------
more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

                  19. THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

                  IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officer as of the date first written above.

                                    "Guarantors"

                                    WEST MARINE, INC.,
                                    a Delaware corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    WEST MARINE PRODUCTS, INC.,
                                    a California corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    WEST MARINE PUERTO RICO, INC.,
                                    a California corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    WEST MARINE FSC, INC.,
                                    a Barbados corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    W MARINE MANAGEMENT COMPANY, INC.,
                                    a California corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    WEST MARINE LBC, INC.,
                                    a California corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    WEST MARINE IHC I, INC.,
                                    a California corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    E & B MARINE, INC.,
                                    a Delaware corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    E & B MARINE LBC, INC.,
                                    a California corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    E & B MARINE IHC I, INC.,
                                    a California corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    E & B MARINE SUPPLY, INC.,
                                    a New Jersey corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    E & B MARINE SUPPLY, INC.,
                                    a Maryland corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    GOLDBERGS' MARINE DISTRIBUTORS, INC.,
                                    a Delaware corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    JAMES BLISS & CO., INC.,
                                    a Massachusetts corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    SEA RANGER MARINE, INC.,
                                    a Delaware corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    KRISTA CORPORATION,
                                    a Delaware corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    CENTRAL MARINE SUPPLY, INC.,
                                    a New Jersey corporation

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

                                    WEST MARINE CANADA CORP.,
                                    a Nova Scotia unlimited liability
                                    company

                                    By:  /s/ Russell E. Solt
                                        ---------------------------------------
                                         Russell E. Solt
                                         Chief Financial Officer, Secretary and
                                           Executive Vice President

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

                                    EXHIBIT A
                                       TO
                                    GUARANTY

                              INSTRUMENT OF JOINDER
                              ---------------------

                  THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of
                                               -------
_________________, ___, by ______________________________, a
___________________________ ("Joining Party"), and delivered to Wells Fargo
                              -------------
Bank, National Association, as Administrative Agent, pursuant to the Guaranty dated as of March 1, 2002 made by the Guarantors from time to time parties thereto in favor of the Administrative Agent and the Lenders referred to therein (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Guaranty") in connection with the
                                         --------
Credit Agreement referred to below. Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS
                                    --------
                  A. The Guaranty was made by the Guarantors in favor of the Administrative Agent for the benefit of the Lenders that are parties to that certain Credit Agreement dated as of March 1, 2002, by and among West Marine Finance Company, Inc., a California corporation ("Borrower"), the Lenders which
                                                  --------
are parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Credit
                                                                     ------
Agreement").
---------

                  B. Joining Party has become a Subsidiary of the Borrower or Parent, and as such is required pursuant to the Credit Agreement to become a Guarantor under the terms and conditions of the Guaranty.

                  C. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Credit Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT
                                    ---------

                  1. By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 16 of the Guaranty. Joining Party agrees that,
                      ----------
upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Guarantied Obligations, as further set forth therein, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

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

                  2.  The effective date of this Joinder is _________, ____.

                                    "Joining Party"

                                    ______________________________________
                                    a ____________________________________

                                    By:___________________________________
                                    Title:________________________________

ACKNOWLEDGED:

WELLS FARGO BANK, NATIONAL ASSOCIATION., as Administrative Agent for the Lenders

By:____________________________

Title:_________________________

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